UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2011

GENMARK DIAGNOSTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34753	27-2053069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5964 La Place Court, Suite 100 Carlsbad, California		92008
(Address of principal executive offices)		(Zip Code)

760-448-4300

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Reference is hereby made to the information set forth under Item 5.02 of this Current Report on Form 8-K. The disclosure contained in Item 5.02 is hereby incorporated by reference in its entirety into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2011, GenMark Diagnostics, Inc. (the “Company”) entered into a separation agreement and general release (the “Separation Agreement”) with Pankaj Singhal, the Company’s Senior Vice President, Product Development and Manufacturing, effective April 29, 2011 (the “Separation Date”).

Pursuant to the terms of the Separation Agreement, Mr. Singhal will receive separation payments at his current base salary through January 29, 2012, subject to applicable withholdings and taxes, and the Company will reimburse Mr. Singhal for payments made in connection with his participation in the Company’s medical plan through January 29, 2012. In addition, on the Separation Date, 47,938 shares of common stock will fully vest under Mr. Singhal’s outstanding stock options, after which Mr. Singhal will have until April 30, 2012 to exercise such options. Pursuant to the Separation Agreement, the Company also granted 4,000 restricted stock units to Mr. Singhal under the Company’s 2010 Equity Incentive Plan, which vest as of May 31, 2011. The Separation Agreement also provides for a customary release of general claims by Mr. Singhal, as well as customary confidentiality, non-solicitation and non-disparagement restrictive covenants.

The foregoing description of the Separation Agreement is qualified in its entirety by reference to the complete terms and conditions of the Separation Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Replacing Mr. Singhal as Vice President, Product Development is Sue Pierce, an experienced diagnostics industry executive. Ms. Pierce joins the Company after over 11 years at Ventana Medical Systems, a member of the Roche Family, and over 14 years at Abbott Laboratories’ Diagnostics Division.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1        Separation Agreement and General Release, dated March 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENMARK DIAGNOSTICS, INC.

Date: March 28, 2011	/s/ Christopher Gleeson
Christopher Gleeson
Interim Chief Executive Officer
(principal executive officer)

Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement and General Release, dated March 24, 2011